UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




        Delaware                        1-6807                   56-0942963

(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



    P.O. Box 1017, 10401 Monroe Road
       Charlotte, North Carolina                                 28201-1017

(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 4, 2007, Family Dollar Stores, Inc. issued a news release which reported sales for the five weeks ended December 30, 2006.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated January 4, 2007









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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FAMILY DOLLAR STORES, INC.
                                              ----------------------------------
                                                          (Registrant)



Date: January 4, 2007                          By: /s/ Janet G. Kelley
                                                   -----------------------------
                                                   Janet G. Kelley
                                                   Senior Vice President-General
                                                   Counsel and Secretary













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

Exhibit Index
-------------

        Exhibit No.             Document Description
        -----------             --------------------
            99                  News Release dated January 4, 2007











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